Supplemental Cash Flow Information (Tables)	12 Months Ended
Nov. 30, 2014
Supplemental Cash Flow Information
Schedule of supplemental cash flow information

	Year ended
	2014	2013	2012
	(in thousands)
Significant Non-cash transactions
Write off of fully depreciated fixed assets	$2,233	$—	$89
Sale of fixed assets at net carrying value	$—	$—	$104
Additional cash flow information
Cash paid during the year for interest	$10,639	$1,710	$383
Cash paid during the year for income taxes	$—	$870	$862